EXHIBIT 10.37
                                                                   -------------

  LEASE AGREEMENT BY AND BETWEEN SEQUIAM SPORTS, INC. AND EAST GROUP PROPERTIES,
                                      L.P.

                                 LEASE AGREEMENT

THIS AGREEMENT is made and entered into effective as of the day of April 2004 by
                                                                   ----------
and between EastGroup Properties, L.P. ("Lessor") and Sequiam Sports, Inc.
            --------------------------                --------------------
("Lessee").

                                   WITNESSETH:

1.   Premises.  Lessor, in consideration of the payments to it by Lessee of the
     --------
rents herein contained, which Lessee agrees to promptly pay, and in consideration of the performance by Lessee of the covenants hereinafter provided, which Lessee agrees to fully and promptly perform, does hereby lease to Lessee approximately 24,085 square feet of space, hereinafter referred to as
                        ------
the "Leased Premises," as shown on the plan attached hereto as "Exhibit A" and
                                                               -----------
incorporated herein by reference, located within Sunport Center II (the
                                                 -----------------
"Building") of  Sunport Technological Center  (the "Center").  The address of
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the Leased Premises is 300 Sunport Lane, Suite 100-A, Orlando, FL  32809. For
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purposes of calculating sums owed under this Lease, it is agreed that the Leased
Premises constitutes 40% of the total leasable area within [X] the Building, or
                     --
the [ ] Center in which it is located. Said percentage is hereinafter referred to as the Lessee's pro rata share.

2.   Term.  The term of this Lease shall be for a period of seventy-two (72)
     ----                                                   ----------------
months beginning July 1, 2004 (the "Commencement Date") and ending on June 30,
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2010.  This period (including any renewals subsequently enacted pursuant to the
----
terms of this Lease and any extensions) shall be referred to as the "Lease
Term".

3.   Rental.  During the Lease Term, as Base Rental for the use and occupancy of
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the Leased Premises, Lessee shall according to the Rent Schedule below, plus
Florida State sales tax, in advance on the first day of each and every month during said Lease Term. As used herein, the term "Base Rental" is in addition to the annual Operating Expense Factor described in Paragraph 6, "Operating Expenses" of this Lease and all other sums anticipated to come due under this Lease, if any.

                                  RENT SCHEDULE
-------------------------------------------------------------------------
                  TOTAL                             MONTHLY      TOTAL
         PSF     ANNUAL      MONTHLY    PSF CAM    ESTIMATED    MONTHLY
MONTHS  RENT      RENT         RENT     ESTIMATE      CAM       RENTAL*
-------------------------------------------------------------------------
   1-6  $6.50  $ 57,388.50  $ 9,564.75  1.46      $ 2,148.51  $11,713.26
-------------------------------------------------------------------------
  7-12  $6.50  $ 67,830.78  $11,305.13  1.46      $ 2,539.31  $13,844.44
-------------------------------------------------------------------------
 13-24  $6.50  $156,552.48  $13,046.04  TBD        TBD         TBD
-------------------------------------------------------------------------
 25-36  $6.66  $160,466.31  $13,372.19  TBD        TBD         TBD
-------------------------------------------------------------------------
 37-48  $6.83  $164,477.97  $13,706.50  TBD        TBD         TBD
-------------------------------------------------------------------------
 49-60  $7.00  $168,589.92  $14,049.16  TBD        TBD         TBD
-------------------------------------------------------------------------
 61-72  $7.17  $172,804.67  $14,400.39  TBD        TBD         TBD
-------------------------------------------------------------------------
          * Does not include Florida State Sales Tax (Currently 6.5%)

With respect to rentals, the parties also agree as follows:

     (a) Lessee will deposit with Lessor on or before July 1, 2004 the sum of $11,713.26, plus Florida State sales tax, for a total of $12,474.62,
          -----------                                              ----------
          which will be credited to Lessee for payment of the first month's rent and operating expense.

     (b) If this Lease commences on a day other than the first day of the month, the first monthly installment of rent shall be adjusted and prorated so that Lessee shall only pay rent for the actual number of days in the first month of said term, but for all other months Lessee shall pay the full monthly installment on the first day of each and every month.

     (c) Rent shall be mailed or delivered by Lessee to Lessor at such place as Lessor may designate in writing and rent shall be payable promptly on the first day of each and every month without prior demand therefor by Lessor.

     (d) Lessee hereby agrees with Lessor that in the event that rentals and other sums due hereunder are received after the tenth (10th) day of the month in which they are due, Lessee shall pay to Lessor, at Lessor's option, a late charge equal to five percent (5%) of the total sum due, plus applicable sales tax.

4.   Additional Rent.  In addition to Total Rental set forth herein, all other
     ---------------
payments (if any) to be made by Lessee to Lessor shall be deemed to be and shall become additional rent hereunder, whether or not the same be designated as such; and shall be due and payable within thirty (30) days following demand by Lessor or together with the next succeeding installment of rent, whichever shall first occur, together with sales tax thereon. Lessor shall have the same remedies for failure to pay the same as for a non-payment of rents.

5.   Security Deposit.  Lessee shall, upon the execution of this Lease, deposit
     ----------------
with Lessor as security for the payment of rent and the performance of all other covenants to be performed by Lessee, the sum of $ WAIVED. Said security deposit
                                                --------
shall be non-interest bearing. If Lessee defaults in the payment of any monthly rental installment or fails to perform any other covenant within ten (10) days after receipt of written demand therefor, Lessor, at its option, may apply sufficient sums from the security deposit towards payment thereof. If Lessor elects to so apply the security deposit, or any part thereof, Lessee shall be obliged to immediately replenish the security deposit for the amount so applied by Lessor. The total security deposit shall be held by Lessor until expiration of the initial Lease Term or until expiration of any renewal term if any renewal option which exists is exercised, and the unused portion of the security deposit not having been used to repair and/or restore any damage resulting from Lessee's actions or neglect to the Leased Premises shall be refunded by Lessor to Lessee at the end of the Lease Term. The security deposit shall not be applied to rent except upon approval of Lessor.

6.  Operating Expenses.  As noted above, the term "Operating Expense Factor"
    ------------------
equal to $1.46 per square foot of the Leased Premises, for the calendar year in
         -----
which the lease commences, to cover Lessee's pro rata share (see Paragraph 1) of the projected Operating Expenses.

With respect to Operating Expenses, the parties agree to the following:

          (a) The term "Operating Expenses" used in this Lease Agreement represents the total annualized cost of operating the Building/Center including, but is not limited to, Owners Association Costs and Assessments, Common Maintenance and Service Costs, Real Estate Taxes and Assessments, Insurance Premiums, accounting, management fees and other reasonable costs associated with the management and operation of the Building/Center. Said term shall not include depreciation on any improvement, any major capital expenses or improvements (particularly major re-roofing or pavement resurfacing work), moving or relocation costs, legal or collection costs and real estate commissions.

          (b) The term "Common Maintenance and Service Costs" shall include routine cleaning and maintenance of the exterior of the Leased Premises to include periodic window cleaning; the cleaning, maintenance and sweeping of the parking lot and sidewalks; the care and maintenance of the landscaping and landscaped areas to include the retention pond areas and irrigation systems; common area exterior lighting and other power charges, if any; domestic and irrigation water, and sanitary sewer charges and assessments; routine rubbish collection, if any; painting; and any other costs customarily considered as common repair, maintenance and service costs.

          (c) The term "Real Estate Taxes and Assessments" shall include ad valorem real and personal property taxes and assessments or any new and different taxes, and assessments levied or charged against the entire Building (and/or the Center as a completed project). All sales tax on rents and personal property taxes charged or levied against Lessee's furniture, fixtures and equipment in the Leased Premises shall be paid by Lessee.

          (d) The term "Insurance Premiums" shall include the cost of insuring against loss by fire or casualty with extended coverage, including insurance of rents, in an amount(s) determined by the Lessor. In the event the cost of premiums on said fire and extended insurance increases due to the hazardous nature of the use and occupancy by Lessee of the Leased Premises, then the entire increase in insurance cost shall be paid by Lessee in a lump sum within thirty (30) days following receipt of invoice from the Lessor.

On the first day of each calendar year falling after the Commencement Date throughout the Lease Term, the Operating Expense Factor portion of the Total Rental set forth in Paragraph 3 (and, as a result, the Total Rental) shall be adjusted to reflect Lessee's pro rata share of actual or estimated decreases or increases in Operating Expenses. Lessor shall provide the cost data upon which the determination of costs, and any decreases or increases, are based in a format it shall determine to be consistent with reasonable and customary business practice. In the event that actual Operating Expenses for a preceding period are less than the sum paid by the Lessee under this provision, Lessor shall refund or credit such excess to the account of the Lessee. If the sum collected is less than the actual Operating Expenses, Lessee shall reimburse Lessor for such variation upon invoice therefor accompanied by supporting data. The obligation to pay Lessee's pro rata share of Operating Expenses incurred during the Lease Term shall survive the expiration or termination of this Lease.

Lessee acknowledges that if the Building is part of a Center, the Center may include not only the Building but other buildings either already existing or to be constructed in the future. Lessee understands and agrees that, for the purposes of administering the provisions of this Paragraph 6, so long as the Building is owned and/or managed in conjunction with other buildings, Operating

Expenses and other costs reimbursable by the Lessee may be paid, recorded and reported on a consolidated overall project basis.

Upon computation of the Operating Expenses and the corresponding adjustment of the estimated monthly payments due from Lessee for the current lease year and the communication of that adjustment by Lessor to Lessee, then Lessee shall pay, with the monthly installment of Base Rent next due following communication of such adjustment, the difference, if any, between the monthly estimated Operating Expenses for the preceding year and the monthly estimated Operating Expenses for the current year, multiplied by the number of months, if any, elapsed during the then current year prior to such communication (i.e. the number of months elapsed since the last anniversary of the Commencement Date). In no event shall Lessor's delay in the computation of such adjustment or the communication thereof to Lessee relieve Lessee of Lessee's obligation to pay monthly estimated Operating Expenses each month during the Lease TermIt is understood that Lessee may, upon reasonable prior written notice, examine Lessor's books and records applicable to the Building for the purpose of verifying Lessor's calculation of Operating Expenses. However, no such examination shall postpone the due date of any payments owed to Lessor.

7.   Construction.  Lessee will be accepting the Leased Premises as follows:
     ------------
          [ ]  "As Is"
          [ ]  With the following improvements to be made by Landlord:
               ____________________________________
               _________________________________________________________________
               _________________.
          [X] With improvements to be constructed in accordance with the attached Leasehold Improvement Addendum.

If none of the boxes in this paragraph are marked at the time of the execution of this Lease, the Lessee shall be deemed to be accepting the Leased Premises on an "as is" basis, with no representation or warranties from the Lessor of any kind except as expressly provided in this Lease.

8.   Utilities.  Lessee  shall  pay  for  electric  power consumed at the Leased
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Premises,  which  shall  be  separately metered.  Lessor shall furnish water and sewer services to the Leased Premises and Lessee shall reimburse Lessor for these charges as part of the "Operating Expense Factor" pursuant to Paragraph 6. Lessor reserves the right to install, at Lessor's discretion, separate meters (or submeters) for any public utility, and may further require the Lessee to place service in Lessee's name, whereupon Lessee shall pay any necessary deposits to the applicable utility company, and thereafter pay for such utilities directly. Lessee shall arrange and pay for trash collection services at the Leased Premises.

9.   Insurance.  Lessor shall arrange to insure the Building of which the Leased
     ---------
Premises form a part against loss by fire or casualty with all risk coverage in an amount determined by the Lessor.

Lessee shall at all times and at its cost maintain comprehensive public liability insurance on the Leased Premises with limits of at least $2,000,000 for personal injury, and death, and property damage. Said public liability policies shall name Lessor as an additional insured as its interest may appear. Lessee shall provide Lessor with a copy thereof prior to the Commencement Date and shall exhibit receipts showing payment of premiums on request from Lessor. Such policy shall further provide that the insurer shall not cancel, alter or allow expiration or other termination thereof without at least thirty (30) days' prior written notice from such insurer to Lessor.

Lessee shall at all times and at its expense maintain insurance against loss by fire and other casualty with extended coverage on its furniture, fixtures, inventory, equipment, supplies, personal property, tenant improvements and betterments, and said policies shall include a standard waiver of subrogation clause against Lessor. In addition to the public liability coverage required above, Lessee shall also carry Fire Legal Liability coverage in the amount of
(i) $1,000,000.00 if the Leased Premises comprise the entire Building, or (ii) $200,000.00 if the Leased Premises comprise only a portion of the Building.

10.  Use  of  Premises,  Parking  and  Loading.  Lessee shall use and occupy the
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Leased  Premises  only  for  use  as General Office & Warehouse and for no other
                                     --------------------------
purpose  without  Lessor's  prior  written  consent.   Lessor  hereby  grants to
Lessee, its employees, guests and invitees the right to use the off-street auto parking lot and truck loading areas on the site upon which the Building is
situated.   The  auto  parking  lot  shall be used by the Lessee, its employees, guests and invitees, in common with other lessees of said Building, their employees, guests and invitees, and in common with the Lessor and its employees, guests and invitees. If the Lessor designates a portion of the parking lot for employee parking, employees of the Lessee shall use that portion of the lot thereby leaving the remaining parking spaces in the lot open for guest in and out traffic. At all times in the absence of designated parking, Lessee, its employees and guests, shall use those parking areas closest to Lessee's premises
to  the  extent possible.   The exterior truck loading and trailer parking areas
immediate to the Leased Premises are reserved for the exclusive use of the Lessee. Lessee shall not use, block or otherwise interfere with the loading areas of other occupants in the Building or Center.

No vehicle abandoned or disabled or in a state of non-operation or disrepair shall be left upon the property of the Lessor, and Lessee shall enforce this restriction against Lessee's employees, agents, visitors, licensees, invitees, contractors and customers. Should Lessor determine that a violation of this restriction has occurred, Lessor shall have the right to cause the offending vehicle, equipment, trailer or machinery to be removed from Lessor's property, and all costs of such removal shall be the obligation of the Lessee responsible for such vehicle under the terms of the lease and shall be reimbursed to the Lessor by Lessee within ten (10) days of written notice to Lessee.

Lessee shall conduct its business and control its employees, agents, contractors, invitees and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Lessor or the operation of the Building.

11.  Interruption of Utility Service.  Lessor does not warrant that any
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utilities or public services will be free from interruption.  In the event of temporary interruption of such services, the same shall not be deemed an eviction or disturbance of Lessee's use and possession of the Leased Premises nor render Lessor liable to Lessee for damage by abatement of rent or otherwise. Nor shall the same relieve Lessee from performance of Lessee's obligations under this Lease.

12.  Waiver of Claim; Indemnification.  Lessee waives and releases all claims
     --------------------------------
against Lessor, its agents, employees, and servants, in respect of, and they shall not be liable for, injury to person or damage to property sustained by Lessee or by any occupant of the Leased Premises, the Building, or the Center, or any other person occurring in or about the Building/Center , or the Leased Premises resulting directly, or indirectly, from any existing or future condition, defect, matter or thing in the Leased Premises, or the Building or any part of it, or from equipment or appurtenance therein, or from accident, or from any occurrence, act, negligence or omission of any lessee or
occupant of the Building, or of any other person.   This paragraph shall apply
also to damage caused as aforesaid or by flooding, sprinkling devices, air conditioning apparatus, water, frost, steam, excessive heat or cold, falling objects, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures and shall apply equally whether any such damage results from the act or circumstance, whether of a like or wholly different nature. If any such damage to the Leased Premises or to the Building or any equipment or appurtenance therein, or to Lessee thereof, results from any act or omission or negligence of Lessee, its agents, employees or invitees, Lessor, at Lessor's option, may repair such damage and Lessee shall, within ten (10) days following demand by Lessor, reimburse Lessor forthwith for all cost of such repairs and damages both to the Building and to the lessees or occupants thereof, in excess of the amount, if any, paid to Lessor under insurance covering such damages. All property in the Building or in the Leased Premises belonging to Lessee, its agents, employees or invitees, or to any occupant of the Leased Premises, shall be there at the risk of Lessee or other person only, and Lessor shall not be liable for damage thereto or theft, misappropriation, or loss thereof. Lessee agrees to hold Lessor harmless and to indemnify it against claims and liability for injuries to all persons and for the damages due to any act or omission of Lessee, its agents, employees, guests, customers, clients and invitees. Lessee shall pay all loss or damage occasioned by or growing out of the use and occupancy of the Leased Premises by Lessee, its agents, employees, guests, customers and invitees, and Lessee will indemnify, protect, and save Lessor harmless from and against any loss or liability thereof or therefor and from and against any expense, cost and attorney's fees incurred in connection with any claim for such loss or damage, including costs and attorney's fees on appeal.

13.  Care of Premises.  Lessee shall, throughout the Lease Term, take good care
     ----------------
of the Leased Premises and all fixtures, appurtenances, doors and windows, locks, walls, ceilings, flooring and mechanical equipment located therein, excepting that which may be covered by applicable warranty, and, at its sole cost and expense, make all non-structural repairs thereto and perform maintenance thereon as and when needed to preserve them in good working order and condition, reasonable wear and tear from use and damage from the elements, fire or other casualty excepted. Notwithstanding the foregoing, all damage or injury to the Leased Premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or conduct of Lessee, its servants, employees, invitees or licensees, shall be repaired by the Lessee at its sole expense to the satisfaction of Lessor reasonably exercised. Lessee shall replace or repair, as needed, all lamps, bulbs, ballasts and other lighting fixtures and apparatus. Lessee shall also repair all damage to the Building and the Leased Premises caused by the moving of Lessee's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Lessee fails after ten (10) days' notice to proceed with due diligence to make repairs required to be made by it, the same may be made by Lessor at the expense of Lessee. Lessee shall give Lessor prompt notice of any defective condition in the Leased Premises, which Lessor is required to repair or replace. Lessor shall remedy the condition with due diligence but at the expense of Lessee if repairs are necessitated by damage or injury attributable to Lessee, Lessee's servants, agents, employees, invitees, or licensees as aforesaid. All repair work and/or modifications made to the Leased Premises must be made by licensed and bonded contractor(s) approved by Lessor.

Lessee shall be responsible for the cost of all maintenance and repairs (except as may be covered under applicable warranty) to the heating, ventilating and air conditioning system(s) serving the Leased Premises. Lessee shall, within thirty
(30) days of occupancy, contract with a licensed HVAC maintenance company to maintain the system in proper working order. The Lessee agrees to supply a copy of the maintenance agreement to the Lessor and shall at all times during the term of the Lease keep in full force a HVAC maintenance agreement. If Lessee fails to enter into a maintenance agreement as herein provided, Lessor, at Lessor's option, may elect to enter into a reasonable service contract for the periodic professional inspection and maintenance of all the heating, ventilating and air conditioning equipment serving the Building and Lessee shall pay its allocated share of the cost of the service contract.

Lessor agrees that during the Lease Term it will keep the exterior and structural parts of the Building in good condition and repair, and that it will make such repairs promptly as they become necessary. Exterior repairs shall be deemed to include exterior walls, foundations, pavement, roof, gutters, downspouts, and plumbing, which is a part of the structure or foundation.
Lessor shall make such interior replacements as are necessitated by building equipment failure and repairs and replacements necessitated by fire or perils covered by extended coverage clauses (whether or not caused by the active or passive negligence of the Lessee) for which damage or loss insurance is carried by the Lessor and for which insurance proceeds are recovered, including interior reconstruction and/or redecorating necessitated by such fire or other perils.

Lessor represents that, to the best of its knowledge, there is neither currently nor has there been any release or discharge of any hazardous substances in or around the Leased Premises or the Building/Center. Lessee will keep the interior of the Leased Premises clean and will not improperly or unlawfully release, store, handle, or dispose of any refuse, trash or hazardous materials or contaminants in the Leased Premises or in or around the Building of which the Leased Premises form a part. Lessee shall immediately notify Lessor and appropriate governmental agencies and authorities having jurisdiction if a release of such materials occurs, and shall take complete corrective action to clean and remove the material and restore the Leased Premises in compliance with procedures established by such authorities, and shall provide appropriate evidence of compliance. Lessee agrees to hold Lessor harmless of and from any losses, costs, damages, expenses or liabilities, public or private, arising directly or indirectly as a result of such release or contamination and such indemnification shall survive the expiration or termination of the Lease. Such indemnified liabilities shall include the costs of environmental consultants and engineers, cleanup and reporting expenses, and attorneys fees and costs.

14.  Compliance with Laws and Regulations.  Lessee shall comply with all
     ------------------------------------
Federal, State, County and City laws, ordinances, rules and regulations affecting or respecting the use or occupancy of the Leased Premises by the Lessee or the business at any time thereon transacted by the Lessee, and Lessee shall comply with all rules which may be hereafter adopted by Lessor for the protection, welfare and orderly management of the Building and its lessees or occupants.

15.  Holding Over.  Upon expiration or termination of this Lease, Lessee's
     ------------
continued possession of the Leased Premises shall be deemed a month-to-month tenancy on the terms stated herein but otherwise terminable by Lessor or Lessee upon thirty (30) days' written notice. In the event such possession continues after a date specified in a written notice from Lessor of its desire to retake possession of the Leased Premises, the Base Rental shall be double the Base Rental which was in effect as of the expiration or termination of the Lease Term.

16.  Signs.  Lessee shall not install or locate signs in the windows and doors
     -----
of the Leased Premises or any other part of the Building or grounds without first securing Lessor's written consent. Any signs installed by Lessee with Lessor's permission shall be maintained in good repair and shall be removed and any building or grounds damaged therefrom restored by Lessee at the expiration or earlier termination of this Lease at Lessee's expense.

17.  Warranty of Quiet Enjoyment; Imposition of "Reasonableness" Standard.
     --------------------------------------------------------------------
Lessee, upon paying the rents and keeping and performing the covenants of this Lease to be performed by Lessee, shall peacefully and quietly hold, occupy, and enjoy the Leased Premises during the Lease Term without any hindrance or molestation by Lessor or any persons lawfully claiming under Lessor. Wherever the consent or approval of either party is required herein, it is understood and agreed that such consent or approval may not, unless expressly stated otherwise in this Lease, be unreasonably withheld or delayed.

18.  Waste; Disturbance.  Lessee shall not commit nor suffer any waste upon the
     ------------------
Leased Premises, nor cause nor allow any nuisance or other act or thing which does or may disturb the quiet enjoyment of any other Lessee in the Building /Center containing the Leased Premises or any other building in the Center, including without limitation the parking, loading and landscaped areas. Lessee shall not make or allow any noise or odor to be made upon the Leased Premises, whether as a part of Lessee's normal operations or otherwise, which will or might disturb other parties.

19.  Assignment and Subletting.  Lessee shall not assign this Lease nor sublet
     -------------------------
all or any part of the Leased Premises, except to an affiliate entity of common
ownership and business, without first securing Lessor's written consent.   In
the event of an assignment or subletting, the assignee and/or sublessee shall first assume in writing all of the obligations of Lessee under this Lease and Lessee shall, for the full Lease Term, continue to be jointly and severally liable with such assignee or sublessee for the payment of rents and the performance of all obligations required of Lessee under this Lease. Lessee hereby acknowledges that the use to which the Leased Premises are put and the compatibility of any occupant of the Leased Premises with other lessees, and the ability to pay rent when due are of prime importance and significance to the Lessor in the operation and maintenance of the Building in which the Leased Premises are located.

20.  Fire or Other Casualty.  In the event the Leased Premises shall be
     ----------------------
destroyed or so damaged or injured by fire or other casualty during the Lease Term, whereby the same shall be rendered untenantable, then Lessor shall have the right to render the Leased Premises tenantable by repairs within one hundred twenty (120) days therefrom and this Lease shall not terminate. If the Leased Premises are not rendered tenantable within said time, it shall be optional by either party hereto to cancel this Lease, and in the event of such cancellation, the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing. During any time that the Leased Premises remain untenantable due to causes set forth in this paragraph, the rents due hereunder or a just and fair proportion thereof shall abate.

21.  Eminent Domain.  If the whole of the Leased Premises shall be taken by any
     --------------
public authority under the power of eminent domain, or if so much of the Building or grounds shall be taken by any such authority under the power of eminent domain so that the Lessee cannot continue to operate its business in the Leased Premises, then the Lease Term of this Lease shall cease as of the day possession is taken by such public authority and rents shall be paid up to that day with proportionate refund by Lessor of any such rents as may have been paid in advance or deposited as security. The amount awarded for any taking under the power of eminent domain shall belong to and be the property of the Lessor. Nothing herein shall limit the Lessee's ability to make an independent claim for damages or awards.

22.  Waiver.  No waiver of any of the covenants and agreements here contained or
     ------
of any breach thereof shall be taken to constitute a waiver of any other subsequent breach of such covenants and agreements or to justify or authorize the non-observance at any time of the same or of any other covenants and agreements hereof.

23.  Notices.  All notices required under this Lease to be given to Lessee shall
     -------
be given to it at 1256 LaQuinta Drive, Orlando, FL  32809 or at such other place
                  ---------------------------------------
as Lessee may designate in writing. Any such notice to be given to Lessor under this Lease shall be given to it at 7003 Presidents Drive, Suite 800 Orlando,
                                   -----------------------------------------
Florida 32809 or at such other place as Lessor may designate in writing.  All
-------------
notices shall be in writing and shall be sent by certified mail, postage prepaid, or by telecopy facsimile transmission, or by personal delivery, or by commercial courier. Notices shall be deemed to have been given (i) in the case of mailing, when postmarked, (ii) in the case of telecopy transmission, when received as evidenced by a written transmission report, or (iii) in the case of hand delivery or delivery by commercial courier, when delivered.

24.  Subordination.  This Lease is subject and subordinate to all mortgages
     -------------
which may now or hereafter affect the Leased Premises or the Building of which it forms a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Lessee shall execute promptly any subordination certificate that Lessor may subsequently request; provided, however, that Lessee may condition such subordination upon the execution and delivery by the applicable mortgage holder of a so-called "non-disturbance" agreement in customary form.

25.  Fixtures and Alterations.  Lessee shall not, without Lessor's prior written
     ------------------------
consent, attach any fixtures in or to the Leased Premises or change, alter or make additions to the Leased Premises, nor attach or affix any article hereto, nor permit any annoying sound device, overload any floor, or deface the Leased Premises. Any attached fixtures or any alterations, additions or improvements made to or attached by Lessee upon the Leased Premises shall, on the expiration or termination of this Lease, if requested by Lessor, be promptly removed at Lessee's expense and the Leased Premises restored by Lessee at its expense to its original condition, ordinary wear and tear excepted. Any such fixture, alteration, addition and/or improvement not requested to be removed shall remain in the Leased Premises and shall become and remain the property of Lessor. All of Lessee's fixtures, installations and personal property not removed from the Leased Premises upon the expiration or termination, and not required by Lessor to have been removed as provided in this paragraph, shall be conclusively presumed to have been abandoned by Lessee and title thereto shall pass to Lessor under this Lease as if by a bill of sale.

26.  Redelivery of Leased Premises.  Lessee shall, on the expiration of this
     -----------------------------
Lease, deliver up the Leased Premises in as good order and condition as it now is or may be put by Lessor, reasonable use and ordinary wear and tear thereof and damage by fire or other unavoidable casualty, condemnation or appropriation excepted. Additionally, Lessee shall promptly surrender all keys to the Leased Premises to Lessor.

27.  Examination and Exhibiting of Leased Premises.  Lessor or its duly
     ---------------------------------------------
authorized agent shall have the right to enter the Leased Premises at all reasonable times to examine the condition of the same and to make repairs to the Leased Premises or the Building. Within six (6) months prior to the date of the expiration of the Lease, Lessor or its authorized agent shall have the right to enter the Leased Premises at all reasonable times for the purpose of exhibiting the same to prospective lessees.

28.  Events of Default.  Provided that such continues to exist on the date which
     -----------------
is ten (10) days after Lessee's receipt of written demand from Lessor (but subject to the condition that written demand is not required to be given on more than two occasions in any twelve (12) month period) any of the following events or occurrences shall constitute a breach of this Lease by Lessee and shall constitute an "Event of Default" hereunder:

     (a) The failure of Lessee to pay any Total Rentals or other amounts due under this Lease, on or before the date when due.

     (b) The failure of Lessee to observe or perform any other covenant, agreement, condition or provision of this Lease.

     (c) If Lessee becomes insolvent or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies or consents to the appointment of a trustee or receiver for Lessee or for a major part of its property.

     (d) The appointment of a trustee or a receiver to take possession of all or substantially all of Lessee's property, or the attachment, execution or other judicial seizure of all or substantially all of Lessee's assets located at the Leased Premises, unless such appointment, attachment, execution or seizure is discharged within thirty (30) calendar days after the appointment, attachment, execution or seizure.

     (e) The institution of bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other proceedings for relief under any bankruptcy or insolvency law or any other similar law for the relief of debtors, by or against Lessee, and if instituted against Lessee, the same are not dismissed within thirty (30) calendar days after the institution of such proceedings.

29.  Lessor's Remedies.  On the occurrence of any such Event of Default, Lessor
     -----------------
shall, in addition to any other rights or remedies available to Lessor under this Lease and under the laws of the State of Florida, have the following rights and remedies:

     (a)  Termination of Lease.  Lessor may terminate this Lease and all rights
          --------------------
     of Lessee hereunder by giving Lessee written notice that this Lease is terminated, in which event the Term of this Lease shall terminate and all right, title and interest of Lessee hereunder shall expire on the date stated in such notice. Upon such termination, Lessor shall be entitled to recover from Lessee all the fixed dollar amounts of Total Rental accrued and unpaid for the period up to and including such date of termination, as well as all other additional sums payable by Lessee or for which Lessee is liable or in respect of which Lessee has agreed to indemnify Lessor under the provisions of this Lease. In addition, Lessor shall be entitled to recover as damages for the loss of the bargain and not as a penalty (i) the unamortized cost to Lessor, computed and determined in accordance with generally accepted accounting principles, of the Lessee improvements and alterations, if any, paid for and installed by Lessor pursuant to this Lease, plus (ii) the aggregate sum which at the time of such termination represents the excess, if any, of the present value of the aggregate Total Rental at the same annual rate for the remainder of the Term as then in effect pursuant to the applicable provisions of this Lease, over the then present value of the then aggregate fair total rental value of the Leased Premises for the balance of the Lease Term, such present worth to be computed in each case on the basis of a three percent (3%) per annum discount from the respective dates upon which such Total Rentals would have been payable hereunder had this Lease not been terminated, plus (iii) any damages in addition thereto, including reasonable attorneys' fees and court costs, which Lessor shall have sustained by reason of the breach of any of the covenants of this Lease other than for the payment of Total Rental.

     (b)  Re-Entry Without Termination.  Lessor may re-enter the Leased Premises
          ----------------------------
     without terminating this Lease, and remove all persons and property from the Leased Premises, and relet the Leased Premises or any part thereof for the account of Lessee, for such time (which may be for a term extending beyond the Lease Term) and upon such terms as Lessor in Lessor's sole discretion shall determine, and Lessor shall not be required to accept any lessee offered by Lessee or to observe any instructions given by Lessee relative to such reletting. In the event of any such reletting, Lessor may make repairs, alterations and additions in or to the Leased Premises and redecorate the same to the extent deemed necessary or desirable by Lessor and in connection therewith change the locks to the Leased Premises, and Lessee shall upon demand pay the cost thereof together with Lessor's expenses of reletting. Lessor may collect the Total Rentals from any such reletting and apply the same first to the payment of the expenses of re-entry, redecoration, repairs and alterations and the expenses of reletting and second to the payment of Total Rental herein provided to be paid by Lessee, and any excess or residue shall operate only as an offsetting credit against the amount of Total Rental as the same thereafter becomes due and payable hereunder. No such re-entry or repossession, repairs, alterations and additions or reletting shall be construed as an eviction or ouster of Lessee or as an election on Lessor's part to terminate this Lease unless a written notice of such intention be given to Lessee, nor shall the same operate to release the Lessee in whole or in part from any of the Lessee's obligations hereunder, and Lessor may, at any time and, from time to time, sue and recover judgment for any deficiencies from time to time remaining after the application from time to time of the proceeds of any such reletting.

     (c)  Acceleration.  Subject to the requirement that some component of Total
          ------------
     Rental remains due and unpaid for sixty (60) days after coming due, Lessor may declare the entire amount of Total Rental and any other sums or charges which would become due and payable from Lessee to Lessor during the remainder of the Lease Term to be due and payable immediately, in which event, Lessee agrees to pay the sum at once, together with all Total Rental, including any other sum theretofore due; provided, however, that such payment shall not constitute a penalty or forfeiture or liquidated damages but shall merely constitute payment in advance of the Total Rental for the remainder of the Lease Term.

     (d)  Other Enforcement.  Lessor may enforce the provisions of this Lease
          -----------------
     and may enforce and protect the rights of Lessor hereunder by a suit or suits in equity or at law for specific performance of any covenant or agreement contained herein, or for the enforcement of any other legal or equitable remedy, including recovery of all monies due or to become due from Lessee under any of the provisions of this Lease.

     (e)  Surrender.  If Lessor exercises either of the remedies provided for in
          ---------
     subparagraphs (a) and (b) hereinabove,
     Lessee shall surrender possession and vacate the Leased Premises immediately and deliver possession thereof to Lessor, and Lessor may then or at any time thereafter re-enter and take complete and peaceful possession of the Leased Premises

     (f)  Remedies Cumulative.  The rights, privileges, elections and remedies
          -------------------
     of Lessor under this Lease shall be cumulative, and Lessor shall have the right to exercise such remedies at any time and from time to time singularly or in combination. No termination of this Lease (whether upon an Event of Default or otherwise) shall be deemed to limit or negate Lessor's rights hereunder to indemnification from Lessee (or Lessee's insurance carriers) for any claim or liability asserted against or imposed upon Lessor, whether before or after the termination of this Lease, which is directly or indirectly based upon death, personal injury, property damage or other matters occurring prior to the termination hereof.

     (g)  Attorneys' Fees and Collection Charges.  In the event of any legal
          --------------------------------------
     action or proceeding is brought by either party to enforce this Lease, the non-prevailing party shall pay all expenses of the prevailing party incurred in connection with such action or proceeding, including court costs and reasonable attorneys' fees at or before the trial level and in any appellate or bankruptcy proceeding.

30.  Liens. Lessee agrees that Lessee will pay all liens of contractors,
     -----
subcontractors, mechanics, laborers, materialmen, and other liens of like character, and will indemnify Lessor against all legal costs and charges, bond premiums for release of liens, including reasonable attorney's fees reasonably incurred (whether litigation is necessary or not) in discharging the Leased Premises or any part thereof from any liens, judgments, or encumbrance caused or suffered by Lessee. It is understood and agreed between the parties hereto that the cost and charges above referred to shall be considered as additional rent. The foregoing shall not be deemed to authorize any repairs, alterations, additions or improvements by Lessee.

The Lessee herein shall not have any authority to create any liens for labor or material on the Lessor's interest in the Center, and all persons contracting with the Lessee for the erection, installation, alteration, or repair of improvements on or to the Center (including the Leased Premises), and all materialmen, contractors, mechanics and laborers are hereby charged with notice that they must look to the Lessee and to the Lessee's interest only to secure the payment of any bill for work done or material furnished during the Lease Term. Lessee agrees to join Lessor in executing and publicly recording a memorandum or short form of this Lease for the purpose of providing notice of the existence of this paragraph.

31.  Estoppel Certificate.  Lessee and Lessor, upon request, one from the other,
     --------------------
shall give or exchange with, one with the other, estoppel certificates which shall confirm to others that this Lease is in full force and effect, that neither party is in default and/or such other information regarding this Lease as may be reasonably appropriate and factual.

32.  Hazardous Material.  Throughout the term of this Lease, Lessee shall
     ------------------
prevent the presence, use, generation, release, discharge, storage, disposal, or transportation of any Hazardous Materials (as hereinafter defined) on, under, in, above, to, or from the Leased Premises other than in strict compliance with all applicable federal, state, and local laws, rules, regulations, and orders. For purposes of this provision, the term "Hazardous Materials" shall mean and refer to any wastes, materials, or other substances of any kind or character that are or become regulated as hazardous or toxic waste or substances, or which require special handling or treatment, under any applicable local, state, or federal law, rule, regulation, or order. Lessee shall indemnify, defend, and hold harmless from and against (a) any loss, cost, expense, claim, or liability arising out of any investigation, monitoring, clean-up, containment, removal, storage, or restoration work (herein referred to as "Remedial Work") required by, or incurred by Lessor or any other person or party in a reasonable belief that such Remedial Work is required by any applicable federal, state or local law, rule, regulation or order, or by any governmental agency, authority, or political subdivision having jurisdiction over the Leased Premises, and (b) any claims of third parties for loss, injury, expense, or damage arising out of the presence, release, or discharge of any Hazardous Materials on, under, in, above, to, or from the Leased Premises. In the event any Remedial Work is so required under any applicable federal, state, or local law, rule, regulation or order, Lessee shall promptly perform or cause to be performed such Remedial Work in compliance with such law, rule, regulation, or order. In the event Lessee shall fail to commence the Remedial Work in a timely fashion, or shall fail to prosecute diligently the Remedial Work to completion, such failure shall constitute an event of default on the part of Lessee under the terms of this Lease, and Lessor, in addition to any other rights or remedies afforded it hereunder, may, but shall not be obligated to, cause the Remedial Work to be performed, and Lessee shall promptly reimburse Lessor for the cost and expense thereof upon demand.

33.  Miscellaneous.
     -------------

     (a) All approvals required of and between Lessor and Lessee under the provisions of this Agreement shall not be unreasonably withheld or delayed.

     (b) It is understood and agreed that in the event any provision of this Lease shall be adjudged, decreed, held or ruled to be invalid, such portion shall be deemed severable, and it shall not invalidate or impair the agreement as a whole or any other provision of the agreement.

     (c) This Lease and all provisions, covenants and conditions thereof shall be binding upon and inure to the benefit of the heirs, legal representatives, and successors, and assigns of the parties hereto, except that no person, firm, corporation nor court officer holding under or through Lessee in violation of any of the terms, provisions or conditions of this Lease, shall have any right, interest or equity in or to this Lease, the terms of this Lease or the Leased Premises.

     (d) Lessor shall have the right, at any time without liability to Lessee to make, at Lessor's own expense, repairs, alterations, additions and improvements, structural or otherwise, in or to the Leased Premises, the Building or any part thereof, and to perform any acts related to the safety, protection and preservation thereof, and during such operations to take into and through the Leased Premises or any part of the Building all material and equipment required and to close or temporarily suspend operation of entrances, doors, corridors or other facilities, provided that Lessor shall cause as little inconvenience or annoyance to Lessee as is reasonably necessary in the circumstances, and shall not do any act which permanently reduces the size of the Leased Premises. Lessor may do any such work during ordinary business hours and Lessee shall pay Lessor for overtime and other expenses incurred if such work is done during other hours at Lessee's request.

     (e) Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Pursuant to Section 404.056(8), Florida Statutes.

     (f) This Lease and the addenda attached hereto constitute the entire agreement between the parties and supersedes all prior agreements. No waiver, modifications, additions or addenda to this Lease shall be valid unless in writing and signed by both the Lessor and the Lessee.

     (g) This Lease shall be governed by and construed in accordance with the laws of the State of Florida.

     (h)  Time is of the essence of each and every provision of this Lease.

     (i) Lessor and Lessee hereby represent and warrant to each other that neither Lessor nor Lessee nor any of their representatives, employees or agents have dealt with or consulted any real estate broker in connection with this Lease, other than EastGroup Property Services of Florida, Inc.
                                 --------------------------------------------
     (the "Broker"). Without limiting the effect of the foregoing, Lessee hereby agrees to indemnify, defend and hold Lessor harmless from and against any claim or demand made by any real estate broker or agent, other than the Broker, claiming to have dealt or consulted with Lessee or any of Lessee's representatives, employees or agents contrary to the foregoing representation and warranty.


     REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

34.  Addenda/Exhibits.  The additional Addenda and Exhibits (if any) listed
     ----------------
below are hereby incorporated by reference and made a part of this Lease:
               Exhibit "A" - Site Plan
               -----------------------------------------------------------------
               Exhibit "B" - Space Plan
               -----------------------------------------------------------------
               Exhibit "C" - Leasehold Improvements Construction Addendum
               -----------------------------------------------------------------
               Exhibit "D" - Rules & Regulations
               -----------------------------------------------------------------

IN WITNESS WHEREOF, Lessor and Lessee have hereunto executed this Lease as of the day and year first above written.

Signed, sealed and delivered                LESSOR
in the presence of:                         EastGroup Properties, LP

____________________________________________     By:
__________________________________________

Print Name:__________________________________
        Name:________________________________________

____________________________________________
        Title:_________________________________________

Print Name:__________________________________

                                   LESSEE
SEQUIAM SPORTS, INC.

____________________________________________     By:
__________________________________________

Print Name:__________________________________
        Name:________________________________________

____________________________________________
        Title:_________________________________________

Print Name:__________________________________

                                   EXHIBIT "A"
                                    SITE PLAN


                                [GRAPHIC OMITTED]

                                   EXHIBIT "B"
                                   SPACE PLAN


                                [GRAPHIC OMITTED]

                                  EXHIBIT "C"
                  LEASEHOLD IMPROVEMENTS CONSTRUCTION ADDENDUM


     Lessor hereby agrees to complete construction of the Leasehold Improvements to the Leased Premises as described and illustrated by the "Plan Exhibit" attached hereto. Lessor shall make its best efforts to complete construction of the Leased Premises by July 1, 2004 but if the construction
                                            ------------
     is not substantially completed and the Leased Premises are not available for occupancy by said date, Lessee shall have no claim against Lessor due to such delay, excepting that the term of this lease shall not commence until the Leased Premises are deemed to be available to Lessee. The Leased Premises shall be deemed to be available to Lessee when construction by Lessor is substantially completed (notwithstanding the necessity of minor repairs and adjustments still to be made by the Lessor, or notwithstanding that Lessee has not completed installations of its fixtures and/or equipment) or when Lessee actually occupies the Leased Premises whichever occurs first. Subject to safety and construction scheduling considerations exercised by Lessor at its sole discretion, Lessor agrees to grant Lessee and its agents, employees, constructors, and suppliers permission to enter into the Leased Premises prior to the Commencement Date to make its installations, but such possession shall be deemed to be upon all the terms, covenants, conditions and provisions of the Lease, except for payment of the rent.


SCOPE OF WORK:
--------------

Lessor shall, at its sole cost and expense, construct two bathrooms and one break room, per the plans currently submitted to the Orange County Building Department for permitting. These plans shall be incorporated into the Lease Agreement upon Final Inspection and Certificate of Occupancy issuance. See notes on Exhibit "B" for additional work to be done.

                                   EXHIBIT "D"
                               RULES & REGULATIONS

1. Lessee shall faithfully observe and comply with the rules and regulations of the building as may be included in this Lease and modified or added to from time to time by the Lessor. Lessor shall not be responsible to Lessee for the nonperformance of any of said Rules and Regulations by any other Lessee or occupant of the building.

2. The sidewalks, entry passages, corridors, and stairways shall not be obstructed by Lessee or used by it for other than those of ingress and egress.

3. No cargo or delivery vans, trucks or other similar vehicles shall be permitted to park in front of the building other than temporary delivery. These approved vehicles should park directly behind the rear of Lessee rental space, or in designated truck court/dock area. Materials stored or placed by Lessee visible from outside the building will not be permitted.

4. No Lessee shall use or keep in the Premises or the Building, any kerosene, gasoline, or inflammable or combustible fluid or material other than limited quantities thereof reasonable necessary for the operation or maintenance of equipment. No Lessee shall use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other lessees or those having business in the Building, nor shall any animals or birds be brought or kept in the Premises or the Building.

5. Each Lessee shall ensure that the doors of its Premises are closed and locked and that all water faucets and water apparatus are shut off before Lessee or Lessee's employees leave the Premises so as to prevent waste or damage. For any default or carelessness in this regard Lessee shall make good all damages sustained by other tenants or occupants of the Building or Lessor.

6. No Lessee shall install any radio or television antenna, loudspeaker, or other device on the roof, exterior walls of the Building, or on the property or perimeter of property. No TV, radio or recorder shall be played in such a manner as to cause a nuisance to any other Lessee.

7. Each Lessee shall store all its trash and garbage within its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of Orlando without being in violation of any law or ordinance governing such disposal.

8. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building or on the site are prohibited, and each Lessee shall cooperate to prevent the same.

9. The Lessee may not store or place rubbish, pallets or other by-products of shopping or manufacturing outside their Leased Premises. All such items must be hauled away without delay and at the sole cost and expense of the Lessee. Violations of the Rules and Regulations for Trash disposal are fineable occurrences, at the cost of rectifying such violation plus a 20% administrative fee. Such fees are considered "Additional Rent" as defined in the Lease Agreement and non-payment of fees shall constitute a default under the Lease Agreement. Lessor shall notify Lessee of any such violation and allow Lessee 2 business days to remove the debris before Lessor rectifies the violation.

10. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any Lease of the Premises in the Building. The terms, covenants and conditions set forth in the Lease shall govern in the event of any inconsistency or ambiguity between the Rules and Regulations and the Lease.

11. Lessor reserves the right to make such other rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein. Notice of any such amendment or modification will be provided to Lessee, and Lessee will comply with them provided they are reasonable.